     As filed with the Securities and Exchange Commission on July 1, 1999.
                                                Registration No. 333-__________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            TYLER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                            75-2303920
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                            2800 W. MOCKINGBIRD LANE
                               DALLAS, TEXAS 75235
                                 (214) 902-5086

               (Address, including zip code, and telephone number,
                 including area code, of Registrant's principal
                               executive offices)

                             -----------------------

                   TYLER TECHNOLOGIES, INC. STOCK OPTION PLAN

                            (Full title of the Plan)

                             -----------------------

                              THEODORE L. BATHURST
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            TYLER TECHNOLOGIES, INC.
                            2800 W. MOCKINGBIRD LANE
                               DALLAS, TEXAS 75235
                                 (214) 902-5086
                      (Name, address, and telephone number,
                   including area code, of agent for service)

                             -----------------------

                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
  TITLE OF EACH CLASS            AMOUNT             PROPOSED MAXIMUM       PROPOSED MAXIMUM           AMOUNT OF
     OF SECURITIES                TO BE              OFFERING PRICE            AGGREGATE            REGISTRATION
    TO BE REGISTERED           REGISTERED(1)          PER SHARE(2)           OFFERING PRICE               FEE
-----------------------------------------------------------------------------------------------------------------------
     Common Stock,
    $0.01 par value             1,000,000                  $5.375             $5,375,000              $1,494
=======================================================================================================================

1 Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate additional amount of shares of Common Stock to be offered or sold pursuant to the anti-dilution provisions of the Tyler Technologies, Inc. Stock Option Plan.

2 Estimated solely for the purpose of calculating the registration fee, which has been computed in accordance with Rule 457(h), based on the average of the high and low prices for the Common Stock on the New York Stock Exchange Composite Tape for June 25, 1999.

     Shares of Common Stock of the Registrant for issuance upon exercise of employee stock options have been heretofore registered under Registration Statements on Form S-8 No. 33-34544, No. 333-34809, and 333-52163 of the
Registrant. These shares of Common Stock and the options are described in
Section 10(a) prospectus for this Registration Statement in accordance with Rule 429 of the General Rules and Regulations under the Securities Act of 1933, as amended.

                                    FORM S-8

         On February 18, 1999, the Board of Directors of the Registrant adopted, subject to stockholder approval, Amendment No. 3 to the Tyler Technologies, Inc. Stock Option Plan (the "Plan") to increase the number of shares of Registrant's Common Stock issued or reserved for issuance under the Plan from 3,300,000 to 4,300,000. Amendment No. 3 to the Plan was approved by the stockholders of the Registrant on May 19, 1999.

                                     PART I

         INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1. PLAN INFORMATION.

         Not required to be filed with this Registration Statement.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Not required to be filed with this Registration Statement.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents which have been heretofore filed with the Securities and Exchange Commission (the "Commission") by Tyler Technologies, Inc. (the "Company") are incorporated by reference in this Registration
Statement:

         (a) Annual Report on Form 10-K for the year ended December 31, 1998, which contains audited financial statements of the Company for the year ended December 31, 1998 (the "1998 Form 10-K").

         (b) All reports filed by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1998.

         (c) The description of the Company's Common Stock contained in the Company's registration statement on Form S-1, including any amendment or report filed for the purpose of updating such description.

         (d) The Registration Statements on Forms S-8 (File Nos. 33-34544, 333-34809, and 333-52163) filed with the Commission on April 25, 1990, September 2, 1997, and May 8, 1998,
respectively, relating to the Plan, including the documents incorporated by reference therein (the "Prior Form S-8s").

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that officers and directors who are made a party to or are threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a officer or director of the Company or is or was serving at the request of the Company as a director or officer of another entity shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law ("DGCL") against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith. The right to indemnification includes the right to be paid by the Company for expenses incurred in defending any such proceeding in advance of its final disposition. Officers and directors are not entitled to indemnification if such persons did not meet the applicable standard of conduct set forth in the DGCL for officers and directors.

         Insofar as indemnification by the Company for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         In addition to the exhibits filed or incorporated by reference into the Prior Form S-8s, the following documents are filed as Exhibits to this Registration Statement:

         4.1      Amendment No. 3 to the Tyler Technologies, Inc. Stock Option
                  Plan.

         5.1      Opinion of Corporate Counsel of Tyler Technologies, Inc.

         23.1 Consent of Corporate Counsel of Tyler Technologies, Inc. (contained in Exhibit 5.1)

         23.2     Consent of Ernst & Young LLP, independent auditors

         24.1 Power of Attorney (set forth on the signature page of this Registration Statement)

ITEM 9. UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13 or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the provisions described in
Item 6, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification by the Registrant against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 1, 1999.

                                     TYLER TECHNOLOGIES, INC.


                                     By:      /s/ John M. Yeaman
                                              ----------------------------------
                                     Name:    John M. Yeaman
                                     Title:   President and Chief Executive
                                              Officer


                                     By:      /s/ Theodore L. Bathurst
                                              ----------------------------------
                                     Name:    Theodore L. Bathurst
                                     Title:   Vice President and Chief Financial
                                              Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints John M. Yeaman and Theodore L. Bathurst, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                                     Title                              Date
              ---------                                     -----                              ----
         /s/ John M. Yeaman                  President, Chief Executive Officer,           June 29, 1999
         ------------------                             and Director
           John M. Yeaman

      /s/ Theodore L. Bathurst                    Vice President and Chief                 June 29, 1999
      ------------------------                        Financial Officer
        Theodore L. Bathurst

         /s/ Louis A. Waters                        Chairman of the Board                  June 29, 1999
         -------------------
           Louis A. Waters

        /s/ William D. Oates                              Director                         June 29, 1999
        --------------------
          William D. Oates

        /s/ C.A. Rundell, Jr.                             Director                         June 29, 1999
       ----------------------
          C.A. Rundell, Jr.

       /s/ Frederick R. Meyer                             Director                         June 29, 1999
       ----------------------
         Frederick R. Meyer

         /s/ Ernest H. Lorch                              Director                         June 29, 1999
         -------------------
           Ernest H. Lorch

                                INDEX TO EXHIBITS

Exhibit
Number                          Description
-------                         -----------
  4.1      Amendment No. 3 to the Tyler Technologies, Inc. Stock Option
           Plan.

  5.1      Opinion of Corporate Counsel of Tyler Technologies, Inc.

  23.1     Consent of Corporate Counsel of Tyler Technologies, Inc.
           (contained in Exhibit 5.1)

  23.2     Consent of Ernst & Young LLP, independent auditors

  24.1 Power of Attorney (set forth on the signature page of this Registration Statement)